SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934
Date of Report (date of earliest event reported): May 20, 1999 BANC ONE HELOC TRUST 1998-1
   (Exact name of registrant as specified in its charter)
          OHIO        			333-0391101
36-1248602
 (State or Other Jurisdiction	(Commission File
(I.R.S. Employer of Incorporation)			 Number)
Identification No.)
c/o The First National Bank of Chicago.
Corporate Trust Services Division - 9th floor 1 N. State Street,
Chicago IL
60670-0126 (Address of Principal Executive Offices)
(Zip Code)

Registrant's telephone number, including area code:		312/407-1902

Item 5.	Other Events
On behalf of Banc One HELOC Trust 1998-1, a Trust created pursuant to the Pooling Agreement, dated August 31, 1998, the Paying Agent has caused to be filed with the Commission, the Monthly Report dated May 20, 1999.
The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Investor Certificates.

A.	Monthly Report Information: Aggregate distribution information for the current distribution date May 20, 1999.
Principal		Interest		Ending Balance
Cede & Co.	$17,866,835.94	$3,030,653.75	$ 684,554,159.06

B.	No delinquency in payment under the Transferor Certificate, or the MBIA Insurance Policy has occurred.

C.	Have any deficiencies occurred?  NO. Date: Amount:

D.	Were any amounts paid or are any amounts payable under the
MBIA Insurance Policy?  NO Amount:

E.	Are there any developments with respect to the MBIA Insurance
Policy?  NONE.

F.	Item 1:  Legal Proceedings:  NONE

G.	Item 2:  Changes in Securities:  NONE

H.	Item 4:  Submission of Matters to a Vote of Security Holders:  NONE

I.	Item 5:  Other Information - Items 1, 2, 4, 5 if applicable:  NOT
APPLICABLE

Item 7.	Monthly Statements and Exhibits
Exhibit No. 1.	Monthly Statement to Certificateholders dated May 20, 1999


Statement to Certificateholders (Page 1 of 2)
Distribution Date:		4/20/99 	5/20/99

	INVESTOR CERTIFICATES DISTRIBUTION SUMMARY
	(per $1000 original principal amount)
A.	INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS

Investor Certificate Interest Distributed	3.569750 	3.565475
Investor Certificate Interest Shortfall Distributed	0.000000 	0.000000
Remaining Unpaid Investor Certificate Interest Shortfall
0.000000 	0.000000

Managed Amortization Period ? (Yes=1; No=0)	1	1
Investors Certificate Principal Distributed	28.333853 	21.019807
Principal Distribution Amount	28.074308 	20.638210
Maximum Principal Payment	48.012084 	42.341356
Alternative Principal Payment	28.074308 	20.638210
Principal Collections less Additional Balances	28.074308 	20.638210
Investor Loss Amount Distributed to Investors	0.188887 	0.329178
Accelerated Principal Distribution Amount	0.070658 	0.052418
Credit Enhancement Draw Amount	0.00 	0.00

Total Amount Distributed to Certificateholders (P & I)
31.903603 	24.585282

B.	INVESTOR CERTIFICATE PRINCIPAL BALANCE

Beginning Investor Certificate Balance	"726,504,770.13 "	"702,420,995.00 "
Ending Investor Certificate Balance	"702,420,995.00 "	"684,554,159.06 "
Beginning Invested Amount	"735,291,541.28 "	"711,267,825.44 "
Ending Invested Amount	"711,267,825.44 "	"693,445,545.20 "
Investor Certificateholder Floating Allocation Percentage
97.6962% 	97.6208%
Pool Factor	0.8263776 	0.8053578
Liquidation Loss Amount for Liquidated Loans	"164,340.24 "	"286,620.87 "
Unreimbursed Liquidation Loss Amount	0.00 	0.00

C.	POOL INFORMATION

Beginning Pool Balance	"752,630,399.80 "	"728,602,897.94 "
Ending Pool Balance	"728,602,897.94 "	"710,773,798.36 "
Servicing Fee	"313,596.00 "	"303,584.54 "

D.	INVESTOR CERTIFICATE RATE

Investor Certificate Rate	5.184690% 	5.177500%
LIBOR Rate	4.934690% 	4.927500%
Maximum Rate	8.298047% 	8.265893%

E.	DELINQUENCY & REO STATUS

Delinquent 30-59 days
No. of Accounts	92 	84
Trust Balances	"2,599,029.00 "	"2,597,793.00 "
Delinquent 60-89 days
No. of Accounts	27 	20
Trust Balances	"711,818.00 "	"570,363.00 "
Delinquent 90+ days
No. of Accounts	42 	40
Trust Balances	"1,396,016.00 "	"1,417,036.00 "					Delinquent 9+ Months
No. of Accounts	0 	0
Trust Balances	0 	0
REO
No. of Accounts	0 	0
Trust Balances	0.00 	0.00


Statement to Certificateholders (Page 2 of 2)

Distribution Date:		4/20/99 	5/20/99

"IN WITNESS WHEREOF, the undersigned has caused" this certificate to be duly executed
"this 17th day of May, 1999"

"       Bank One, NA"
as Servicer
_____________________________

	       Tracie Klein
	       Vice President

	Distribution List:

	   Barbara Grosse - First National Bank of Chicago

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BANC ONE HELOC TRUST 1998-1

By  _______________________________________
Name:	Barbara Grosse
Title: Vice President
Dated May 31, 1999